Exhibit 99.1

CUSTOMERS BANCORP, INC. REPORTS RECORD NET INCOME FOR FULL YEAR 2013 AND Q4 2013 Investor Call January 23, 2014 2:00 pm EST

Forward Looking Statements This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances or effects. These forward-looking statements regarding future events and circumstances involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, financial condition, performance or achievements to be materially different from any future results, levels of activity, financial condition, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions, estimates or judgments by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include: availability and adequacy of cash flow to meet our debt service requirements under the notes; changes in competitive and market factors might affect our results or operations; changes in laws and regulations, including without limitation changes in capital requirements under the Basel III capital proposals; changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; our ability to identify potential candidates for, and consummate, acquisition or investment transactions; the timing and results of acquisitions or investment transactions; our failure to complete any or all of the transactions described herein on the terms currently contemplated; local, regional, national, and international economic conditions and events and the impact they may have on us and our customers, including our operations and investments, both in the United States and contemplated in India; targeted or estimated returns on assets and equity, growth rates and future asset levels; our ability to attract deposits and other sources of liquidity and capital; changes in the financial performance and/or condition of our borrowers, and issuers of securities we hold; changes in the level of non-performing and classified assets and charge-offs; changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, as well as changes in borrowers’ payment behavior and creditworthiness; changes in our capital structure resulting from future capital offerings or acquisitions; inflation, interest rate, securities market and monetary and foreign currency fluctuations, both in the United States, and internationally, especially in India due to our strategic investment the effects on our mortgage warehouse lending and retail mortgage businesses of changes in the mortgage origination markets, including changes due to changes in monetary policies, interest rates and the regulation of mortgage originators, services and securitizers; timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and saving habits; technological changes; our ability to grow, increase market share and control expenses, and maintain sufficient liquidity;

Forward Looking Statements timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; volatility in the credit and equity markets and its effect on the general economy; the potential for customer fraud, especially in our mortgage warehouse lending business; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; the businesses of the Bank and any acquisition targets, merger partners or strategic investments, and their subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected; our ability to integrate currently contemplated and future acquisition targets and investments may be unsuccessful, or may be more difficult, time-consuming or costly than expected; material differences in the actual financial results of merger, acquisition, and investment activities compared with expectations; investments in new markets, domestic or foreign, where we have little or no experience; the levels of activity and revenue from referrals from contractual or investment arrangements; and the liquidity and values of our strategic investments, including foreign strategic investments in India. These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, financial condition, performance or achievements. Accordingly, there can be no assurance that actual results and cash flows will meet our expectations or will not be materially lower than the results, cash flows, or financial condition contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the Company.

Executive Summary 2013 marks transition of Customers Bank from a turnaround story to a growth story Listed Customers on NASDAQ (CUBI) Raised $103.5 million common equity and $63.3 million debt in public offerings Reached $4.2 billion in assets Reduced non-covered non-performing assets to 0.43% of non-covered loans Accomplishments provide foundation for sustainable profitable growth in 2013 and the future Set profitability records for the year of $32.7 million ($1.43 diluted EPS)… And for Q4 2013 of $9.0 million ($0.36 diluted EPS) Organically grew net loans $500 million despite $700 million warehouse loan contraction headwind; grew deposits $500 million Strong capital, outstanding asset quality, stellar management, and record earnings provide a great launching pad for 2014

Customers Reports Record Net Income Customers’ Q4 2013 net interest income growth reflects execution of our loan growth strategy offset in part by lower mortgage warehouse balances, and a small contraction in net interest margin Q4 2013 non-interest income includes $1.1 million in mortgage banking income and a $1.3 million gain on securities sales Non-interest expense includes investments in new commercial loan and mortgage banking business startups, totaling about $3.0 million in the quarter and $7.0 million for the year. In addition, Customers incurred $1.6 million in incremental Q4 costs The Q4 2013 provision for loan losses includes a $2.2 million provision for new loans and $1.1 million reduction of the FDIC indemnification asset offset by collections on loans with reserves and sustained improved performance of the portfolio Customers has maintained an effective tax rate of approximately 35% Diluted EPS reflects the issuance of approximately 6.2 million shares in Q2 2013 and the Q4 2013 repurchase of 485,000 shares

Customers Assets Grow 30% in 2013 Investments consist largely of FNMA and FHLMC MBS securities, providing earnings and on-balance sheet liquidity. Investments include Customers $23 million investment in Religare Enterprises Loans grew nearly $500 million in 2013 with multi-family up $698.3 million, CRE up $261.9 million and commercial up $164.6 million, offset by a decline in mortgage warehouse of $704.0 million The ALLL decreased in 2013 due to the improved asset quality of Customers’ loan portfolio as both the nonperforming loans and 30-89 day delinquencies declined. The ALLL now exceeds the dollar amount of non-performing loans Deposits increased over $500 million in 2013, over $200 million in non-interest bearing demand deposits Customers increased borrowings during the year by about $300 million, including $63.3 million in a public debt offering Equity increased $117 million during 2013, a result of a Q2 2013 common stock issuance and 2013 earnings, offset in part by the repurchase of nearly 485,000 shares as part of a share repurchase program Customers ROA and ROE ratios are approaching the levels established as goals in 2009 as the then new management team assumed control

Strong Capital Provides Future Growth Capacity The minimum excess capital amount would support approximately $1.5 billion of asset growth of 100% risk weighted assets (such as commercial loans and CRE), or $1.75 billion of 50% risk weighted assets, giving Customers room to grow with existing capital Customers book value continues to increase as management focuses on enhancing shareholder value Recent stock price increases provide a market price to book value ratio of approximately 1.3 times book, still significantly below current market multiples for peer banks Note: Capital ratios and excess capital are estimates pending completion of the regulatory financial reports